Hartford Life Insurance Company Separate Account Three:

333-119414                     Director M Ultra

Hartford Life Insurance Company Separate Account Seven:

333-148570                     Hartford Leaders Ultra

Supplement Dated February 2, 2009 to your Prospectus Dated May 1, 2008

Supplement Dated February 2, 2009 to your Prospectus

MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Aggressive Growth II and MTB Managed Allocation Fund – Conservative Growth II

The Board of Trustees of The MTB Group of Funds approved a Plan of Liquidation of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Aggressive Growth II and MTB Managed Allocation Fund – Conservative Growth II (collectively, the “Funds”). Effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Accounts will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Funds, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Accounts, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Accounts to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(i)                                    any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Accounts will be terminated; and

(ii)                                Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Funds, all references to the Funds in the prospectus are deleted.

This Supplement should be retained with your prospectus for future reference.

HV-7899